U.S. SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549
                               __________________

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


         Date of report (Date of earliest event reported):  March 9,  2004
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                                 HELIX BIOMEDIX, INC.
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               (Exact Name of Registrant as Specified in Charter)


Commission file number: 033-20897-D
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        DELAWARE                                      91-2099117
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(State or other jurisdiction                (I.R.S. Employer Identification No.)
of incorporation or organization)


              22122 20TH AVENUE S.E., SUITE 148, BOTHELL, WA 98021
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              (Address of principal executive offices) (Zip Code)


                                 (425) 402-8400
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               Registrant's telephone number, including area code

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                              Helix BioMedix, Inc.


Item 5.   Other Events and Regulation FD Disclosure


On March 9, 2004, Helix BioMedix, Inc. ("Helix") entered into an extension of its research use license agreement with E.I. du Pont de Nemours and Company ("DuPont"). Under terms of the agreement, Helix granted a limited license of specified peptides to DuPont for use in certain internal research activities and to develop a process of manufacturing the specified peptides. Under terms of the extension DuPont has the right to continue to conduct research through October 1, 2005 to determine the feasibility of using the Helix peptides to develop a commercial product. Depending upon the outcome of the research, the companies agreed to negotiate in good faith to enter into a commercial license for use of the Helix peptides.





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                                   SIGNATURES

In accordance with the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                 Helix BioMedix Inc.
                                 (Registrant)


Date: March 9, 2004             /s/ R. Stephen Beatty
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                                R. Stephen Beatty
                                President and Chief Executive Officer